UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 22, 2014
PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
000-52059              20-0634715
(Commission File Number) (IRS Employer Identification No.)
1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)
(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, on September 22, 2014, PGT, Inc. (the “PGTI”), through its wholly-owned subsidiary PGT Industries, Inc. (“PGT”), completed the merger (the “Merger”) of PGT’s wholly-owned subsidiary, Hot Ledge Company, a Delaware corporation (“Acquisition Sub”), with and into CGI Windows and Doors Holdings, Inc., a Delaware corporation (“CGI”), in accordance with the terms and conditions of the Agreement and Plan of Merger dated July 25, 2014 (the “Merger Agreement”) among PGT, CGI, Acquisition Sub and Cortec Group Fund IV, L.P., solely in its capacity as the representative of the equity holders of CGI (the “Representative”). As a result of the Merger, CGI, the surviving entity in the Merger, became a wholly-owned subsidiary of PGT.

This Amendment No. 1 (this “Amendment”) is being filed to amend and supplement Item 9.01 of the initial Form 8-K and to include certain financial statements of CGI and its subsidiary and certain pro forma condensed combined financial information of PGTI and CGI as discussed below.

Any information required to be set forth in the initial Form 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to information contained in the initial Form 8-K, and PGTI has not updated any information contained therein to reflect events that have occurred since the date of the initial Form 8-K. Accordingly, this Amendment should be read in conjunction with the initial Form 8-K.

Item 8.01.  Other Events

On October 9, 2014, PGTI issued a press release providing financial information related to the completion of the merger. A copy of the press release is attached as Exhibit 99.2 to this current report.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited financial statements of CGI as of and for the years ended December 31, 2013 and 2012 required to be filed pursuant to Item 9.01(a) of Form 8-K are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited interim financial statements of CGI as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013, required to be filed pursuant to Item 9.01(a) of Form 8-K are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of and for the year ended December 28, 2013 and the six months ended June 28, 2014 required to be filed pursuant to Item 9.01(b) of Form 8-K is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference. This pro forma information gives effect to certain pro forma events related to the merger and has been presented for information purposes only. It does not purport to project the future financial position or operating results of the post-merger combined company. The unaudited pro forma condensed consolidated financial information does not reflect the effects of any anticipated changes to be made to the operations of the combined companies in connection with the Merger, including synergies and cost savings. The unaudited pro forma condensed consolidated financial information should not be construed to be indicative of future results of operations or financial position.

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated July 25, 2014, among PGT, Acquisition Sub, CGI and the Representative. All exhibits and schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the SEC upon request by the SEC. (Incorporated by reference to Exhibit 2.1 to PGTI’s current report on Form 8-K originally filed with the SEC on July 29, 2014).
10.1	Credit Agreement, dated September 22, 2014, among PGTI, the lending institutions from time to time party thereto, and Deutsche Bank AG New York Branch, as Letter of Credit Issuer, Swing Line Lender, Administrative Agent and Collateral Agent. All exhibits and schedules to the Credit Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the SEC upon request by the SEC. (Incorporated by reference to the exhibit numbered as indicated above to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2014.)
23.1	Consent of McGladrey LLP, Independent Accountants
99.1	Press Release dated September 22, 2014 (Incorporated by reference to the exhibit numbered as indicated above to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2014).
99.2	Press Release dated October 9, 2014
99.3	PGTI and CGI Unaudited Pro Forma Condensed Consolidated Financial Information
99.4	Audited Consolidated Financial Statements of CGI for the Years ended December 31, 2013 and 2012
99.5	Unaudited Condensed Consolidated Financial Statements of CGI as of June 30, 2014 and December 31, 2013 and for the six months June 30, 2014 and 2013

Forward-Looking Statements

From time to time, we have made or will make forward-looking statements within the meaning of Section 21E of the Exchange Act. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “goal”, “objective”, “plan”, “expect”, “anticipate”, “intend”, “project”, “believe”, “estimate”, “may”, “could”, or other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, results, circumstances or aspirations. Our disclosures in this report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission and in oral presentations. Forward-looking statements are based on assumptions and by their nature are subject to risks and uncertainties, many of which are outside of our control. Our actual results may differ materially from those set forth in our forward-looking statements. There is no assurance that any list of risks and uncertainties or risk factors is complete. Factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to:

●	Changes in new home starts and home remodeling trends
●	The economy in the U.S. generally or in Florida where the substantial portion of our sales are generated
●	Raw material prices, especially aluminum
●	Transportation costs
●	Level of indebtedness
●	Dependence on our WinGuard branded product lines
●	Product liability and warranty claims
●	Federal and state regulations, and
●	Dependence on our manufacturing facilities

Any forward-looking statements made by us or on our behalf speak only as of the date they are made and we do not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances. Before making any investment decision, you should carefully consider all risks and uncertainties disclosed in all our SEC filings, including our reports on Forms 8-K, 10-Q and 10-K and our registration statements under the Securities Act of 1933, as amended, all of which are accessible on the SEC’s website at www.sec.gov and at http://ir.pgtindustries.com/sec.cfm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By: /s/ Mario Ferrucci III
Name: Mario Ferrucci III
Title: Vice President, General Counsel, and
Secretary

Dated: October 9, 2014

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated July 25, 2014, among PGT, Acquisition Sub, CGI and the Representative. All exhibits and schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the SEC upon request by the SEC. (Incorporated by reference to Exhibit 2.1 to PGTI’s current report on Form 8-K originally filed with the SEC on July 29, 2014).
10.1	Credit Agreement, dated September 22, 2014, among PGTI, the lending institutions from time to time party thereto, and Deutsche Bank AG New York Branch, as Letter of Credit Issuer, Swing Line Lender, Administrative Agent and Collateral Agent. All exhibits and schedules to the Credit Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the SEC upon request by the SEC. (Incorporated by reference to the exhibit numbered as indicated above to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2014.)
23.1	Consent of McGladrey LLP, Independent Accountants
99.1	Press Release dated September 22, 2014 (Incorporated by reference to the exhibit numbered as indicated above to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2014).
99.2	Press Release dated October 9, 2014
99.3	PGTI and CGI Unaudited Pro Forma Condensed Consolidated Financial Information
99.4	Audited Consolidated Financial Statements of CGI for the Years ended December 31, 2013 and 2012
99.5	Unaudited Condensed Consolidated Financial Statements of CGI as of June 30, 2014 and December 31, 2013 and for the six months June 30, 2014 and 2013